EXHIBIT 10
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                                                                     Exhibit 10

                        INDEPENDENT ACCOUNTANTS CONSENT


The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:

We consent to the use of our reports dated February 2, 2001, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Accountants" in the statement of additional information.


                                                              /S/ KPMG LLP


San Antonio, Texas
April 26, 2001

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                                                                     Exhibit 10

                        INDEPENDENT ACCOUNTANTS CONSENT


The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:

We consent to the use of our reports dated February 9, 2001, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Accountants" in the statement of additional information.


                                                              /S/ KPMG LLP


San Antonio, Texas
April 26, 2001
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